UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 14, 2012

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 14, 2012, the Board of Directors notified Robert J. Keller, Escalade’s Chief Executive Officer, that the Board has extended the term of his executive severance agreement for an additional one year term ending December 31, 2014. All other terms of the agreement remain unchanged and in full force and effect. For more information about the agreement, see the Company’s Form 8-K filed with the Commission on September 19, 2012.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Executive Severance Agreement dated as of September 14, 2012 by and between Escalade, Incorporated and Robert J. Keller*

*	Incorporated by reference from the Registrant’s Form 8-K filed with the Commission on September 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2012	ESCALADE, INCORPORATED

By: /s/ DEBORAH J. MEINERT

Deborah J. Meinert, Vice President and Chief Financial Officer

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